As filed with the Securities and Exchange Commission on July 15, 2005

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 6, 2005

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	87-0505222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5555 Business Park South, Suite 200
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number: 661-864-0500

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

This Current Report on Form 8-K/A amends Tri-Valley Corporation's Form 8-K flied with the Securities and Exchange Commission on May 11, 2005, reporting on the acquisition of Pleasant Valley Energy Corporation. This amendment adds the financial statements and information listed below.

(a) Financial statements of businesses acquired.

The audited balance sheet of Pleasant Valley Energy Corporation as of December 31, 2004, is contained in Exhibit 99.1.

(b) Pro forma financial information.

The unaudited pro forma consolidated balance sheet of Tri-Valley Corporation using Tri-Valley Corporation's and Pleasant Valley Energy Corporation's financial condition as of December 31, 2004, and the unaudited pro forma consolidated statement of operations of Tri-Valley Corporation using Tri-Valley Corporation's and Pleasant Valley Energy Corporation's results for the year ended December 31, 2004, are contained in the Supplementary Information attached to the financial statements filed as Exhibit 99.1.

The Supplementary Information attached to the financial statements filed as Exhibit 99.1 also contains the unaudited pro forma consolidated balance sheet of Tri-Valley Corporation using Tri-Valley Corporation's and Pleasant Valley Energy Corporation's financial condition as of March 31, 2005, and the unaudited pro forma consolidated statement of operations of Tri-Valley Corporation using Tri-Valley Corporation's and Pleasant Valley Energy Corporation's results for the three months ended March 31, 2004, are contained in the Supplementary Information attached to the financial statements filed as Exhibit 99.1.

(c) Exhibits

99.1	Tri-Valley Corporation and Pleasant Valley Energy Corporation - Financial Statements with Independent Auditor's Report - Year Ended December 31, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri-Valley Corporation /s/ Thomas J. Cunningham
Date: July 15, 2005	Thomas J. Cunningham, Chief Financial Officer